UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2024

Maravai LifeSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39725	85-2786970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10770 Wateridge Circle Suite 200 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 546-0004
(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	MRVI	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revisited financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Leadership Transition

On December 3, 2024, Carl Hull, Executive Chairman of the Board of Directors (the “Board”) of Maravai LifeSciences Holdings, Inc. (the “Company”), notified the Board of his decision to retire as Executive Chairman and to resign from the Board, both effective as of December 5, 2024. Mr. Hull’s retirement as an executive employee of the Company and his resignation from the Board were not related to any disagreement with the Company’s management, the Board or any committee of the Board on any matter related to the Company’s operations, policies or practices.

On December 4, 2024, the Board appointed Robert Andrew Eckert as a director and Chairman of the Board, effective as of December 5, 2024 (the “Effective Date”), to succeed Mr. Hull as Chairman of the Board. Mr. Eckert will serve as a Class I director for a term continuing until the Company’s 2027 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier resignation or removal.

In connection with his service as Chairman of the Board, Mr. Eckert will be eligible to receive an annual cash retainer of $175,000, commencing January 1, 2025, which retainer shall be paid in arrears in four equal installments. Furthermore, subject to his service as Chairman of the Board on the respective grant date, Mr. Eckert will receive the following grants of restricted stock units (“RSUs”) pursuant to, and subject to the terms of, the Company’s 2020 Omnibus Incentive Plan (the “Plan”) and associated award agreements (collectively, the “Equity Awards”): (i) an initial RSU award with a grant date fair value of $750,000 (based on the closing price of the Company’s Class A common stock on the date of grant), of which one-third of the RSUs shall be fully vested upon the date of grant, and the remaining RSUs shall vest in two equal installments on the date of the 2025 Annual Meeting of Shareholders of the Company (the “2025 Annual Meeting Date”) and the one-year anniversary of the 2025 Annual Meeting Date (the “2024 RSUs”), and (ii) a subsequent RSU award expected to be granted on the 2025 Annual Meeting Date with a grant date fair value of $500,000 (based on the closing price of the Company’s Class A common stock on the date of grant), of which one-half of the RSUs shall be fully vested upon the date of grant and the remaining RSUs shall vest on the one-year anniversary of the date of grant (the “2025 RSUs”). Vesting of the Equity Awards is generally subject to Mr. Eckert’s continued service as a member of the Board through each vesting date, subject to the acceleration of vesting of a portion of each RSU award upon a “change in control” of the Company (as defined in the Plan). Consistent with the Company’s previously adopted grant practices, the Company will grant the 2024 RSU award to Mr. Eckert effective as of December 16, 2024, which is the first trading day following the 15th day of the month of the effective date of his appointment (since December 15th is not a trading day). The Company expects to grant the 2025 RSU award to Mr. Eckert effective as of the 2025 Annual Meeting Date. Following the grant of the Equity Awards and commencing in 2026, Mr. Eckert shall be eligible to receive the same annual RSU award as other non-employee directors in accordance with the Company’s previously-disclosed compensation policy for non-employee directors.

In addition, Mr. Eckert will enter into the Company’s standard form of indemnification agreement, a copy of which is filed as Exhibit 10.10 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 29, 2024.

The foregoing description of the material terms of the Equity Awards is not complete and is qualified in its entirety by reference to the full text of the forms of award agreements, copies of which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

There are no arrangements or understandings between Mr. Eckert and any other person pursuant to which he was appointed as a director of the Company, and there is no family relationship between Mr. Eckert and any of the Company’s other directors or executive officers or other person nominated or chosen by the Company to become a director or executive officer of the Company. In addition, the Company is not aware of any transaction in which Mr. Eckert has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Eckert as Chairman of the Board is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
10.1	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (2024 RSU Award).
10.2	Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (2025 RSU Award).
99.1*	Press Release dated December 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
_______________

*
Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARAVAI LIFESCIENCES HOLDINGS, INC.

Date: December 5, 2024	By:	/s/ Kevin M. Herde
	Name:	Kevin M. Herde
	Title:	Chief Financial Officer